INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
For the years ended December 31, 2024, and 2023, the components of the provision for income taxes were as follows:

	Year Ended December 31,
(in thousands)	2024	2023

Current:
Federal	$2	$—
State and Local	15	77
Foreign	115	429
Total current provision	$132	$506
Deferred:
Federal	$—	$—
State and local	—	—
Foreign	—	—
Total deferred provision	$—	$—
Total tax provision	$132	$506
For the years ended December 31, 2024, and 2023, the following table reconciles the Company’s effective income tax rate to the U.S. federal statutory income tax rate:

	Year Ended December 31,
(in thousands)	2024		2023

Loss before income taxes	$(12,809)		$(48,390)

U.S. federal statutory income tax provision (benefit)	$(2,697)	21.1%	$(10,152)	21.0%
State Taxes	(351)	2.7%	(1,635)	3.4%
Permanent Items	1,013	(7.9)%	212	(0.4)%
Change in Valuation Allowance	(1,782)	13.9%	11,786	(24.4)%
Deferred Adjustments	3,314	(25.9)%	—	—%
RTP Adjustments	229	(1.8)%	368	(0.8)%
Foreign Withholding Taxes	115	(0.9)%	254	(0.5)%
Current/Deferred Rate Differential	2	—%	—	—%
Change in State Rate	266	(2.1)%	(326)	0.7%
Other	24	(0.2)%	—	—%
Total tax provision	$132	(1.0)%	$506	(1.0)%
For the years ended December 31, 2024, and 2023, the Company recorded a tax provision of $0.1 million and $0.5 million, respectively, primarily related to foreign withholding and income taxes. These provisions for income taxes differ from the federal statutory rate primarily due to the Company being in a full valuation allowance position and not recognizing a benefit for either federal or state income tax purposes.
Deferred income taxes reflect the net tax effect of temporary differences between the amounts recorded for financial reporting purposes and the bases recognized for tax purposes. As of December 31, 2024, and 2023, the significant components of deferred tax assets and liabilities were as follows:

	Year Ended December 31,
(in thousands)	2024	2023

Deferred tax assets:
Net operating loss carryforwards	$56,835	$54,962
Accrued expenses and reserves	712	401
Intangibles and content assets	7,267	7,439
Lease liability	1,031	1,143
Stock based compensation	146	3,540
Other	802	1,175
Total deferred tax asset	66,793	68,660
Valuation allowance	(66,055)	(67,837)
Deferred tax assets, net of valuation allowance	$738	$823
Deferred tax liabilities:
ROU asset	(738)	(823)
Deferred tax liabilities, net	$—	$—
As of December 31, 2024, and 2023, the Company maintained a valuation allowance on substantially all of its deferred tax assets. The deferred tax assets predominantly relate to operating losses, intangibles and content assets, and stock-based compensation. As a result of Legacy CuriosityStream’s conversion from an LLC to a C corporation in 2018, Legacy CuriosityStream recognized a partial step-up in the tax basis of intangibles and content assets that will be recovered as those assets are sold or the basis is amortized. On the date of the conversion, Legacy CuriosityStream recorded an estimated net deferred tax asset relating to this partial step-up in tax basis.
The valuation allowance was determined in accordance with applicable accounting guidance, which requires an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction-by-jurisdiction basis. The Company’s history of cumulative losses, along with expected future U.S. losses, required that the Company record a full valuation allowance against all net deferred tax assets. The Company intends to maintain a full valuation allowance on net deferred tax assets until sufficient positive evidence exists to support a reversal of the valuation allowance.
As of December 31, 2024, and 2023, the Company held federal net operating loss carryforwards of approximately $229.5 million and $220.2 million, respectively, which do not expire. As of December 31, 2024, and 2023, the Company held gross state net operating loss carryforwards of approximately $145.5 million and $146.4 million, respectively, which begin to expire in 2028. All of the federal and state net operating losses may be subject to change of ownership limitations provided by the Internal Revenue Code of 1986 and similar state provisions. An annual loss limitation may result in the expiration or reduced utilization of the net operating losses.
The Company has not been audited by the IRS or any state income or franchise tax agency, but tax returns remain open to examination subject to a three to four year statute of limitations, depending on the state.
The Company has not recorded a liability related to uncertain tax positions in the consolidated financial statements. The Company recognizes the tax benefit of an uncertain tax position only if it is more likely than not that the position is sustainable upon examination by the taxing authority, based on the technical merits. The tax benefit recognized is measured as the largest amount of benefit which is more likely than not (greater than 50% likely) to be realized upon settlement with the taxing authority. The Company recognizes interest accrued and penalties related to unrecognized tax benefits in its tax provision.